UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
October 28, 2009

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CELADON GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-23192	13-3361050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9503 East 33rd Street One Celadon Drive, Indianapolis, IN	46235
(Address of principal executive offices)	(Zip Code)

(317) 972-7000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On Wednesday, October 28, 2009, Celadon Group, Inc., a Delaware corporation (the "Company"), issued a press release after the close of the market announcing its financial and operating results for the three months ended September 30, 2009, the first fiscal quarter of the Company's fiscal year ending June 30, 2010, and the Company's intent to transfer the listing of the Company's common stock from the Nasdaq Stock Market LLC (Global Select Market) to the New York Stock Exchange.  A copy of the press release is attached to this report as Exhibit 99.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

(d)	Definitive Action of Board of Directors to Transfer Listing of Common Equity.

On Wednesday, October 28, 2009, the Board of Directors of the Company took definitive action to approve the transfer of the listing of the Company's common stock from the Nasdaq Stock Market LLC (Global Select Market) to the New York Stock Exchange.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

	EXHIBIT NUMBER	EXHIBIT DESCRIPTION

99
Celadon Group, Inc. press release announcing financial and operating results for the three months ended September 30, 2009, the first fiscal quarter of the Company's fiscal year ending June 30, 2010, and the Company's intent to transfer the listing of the Company's common stock from the Nasdaq Stock Market LLC (Global Select Market) to the New York Stock Exchange.

The information contained in Items 2.02 and 9.01 of this report and the exhibit hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The information in this report and the exhibit hereto may contain "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act.  Such statements are made based on the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties.  Actual results or events may differ from those anticipated by forward-looking statements.  Please refer to the second-to-last paragraph of the attached press release and various disclosures by the Company in its press releases, stockholder reports, and filings with the Securities and Exchange Commission for information concerning risks, uncertainties, and other factors that may affect future results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELADON GROUP, INC.

Date: October 28, 2009	By:	/s/ Stephen Russell
Stephen Russell
Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT DESCRIPTION
99
Celadon Group, Inc. press release announcing financial and operating results for the three months ended September 30, 2009, the first fiscal quarter of the Company's fiscal year ending June 30, 2010, and the Company's intent to transfer the listing of the Company's common stock from the Nasdaq Stock Market LLC (Global Select Market) to the New York Stock Exchange.